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                                                                      EXHIBIT 25


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549
                              ____________________
                                    FORM T-1

          STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
          TRUSTEE PURSUANT TO SECTION 305(b)(2) ____X_______
                         ______________________________

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)


NEW YORK                                        13-4941247
(Jurisdiction of Incorporation or               (I.R.S. Employer
organization if not a U.S. national bank)       Identification no.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                              10006
(Address of principal                           (Zip Code)
executive offices)

                             BANKERS TRUST COMPANY
                             LEGAL DEPARTMENT
                             130 LIBERTY STREET, 31ST FLOOR
                             NEW YORK, NEW YORK  10006
                             (212) 250-2201

           (Name, address and telephone number of agent for service)
                       _________________________________

        AIRPLANES LIMITED                            AIRPLANES U.S. TRUST
              (Exact name of obligor as specified in its charter)


        JERSEY, CHANNEL ISLANDS                      DELAWARE
         (State or other jurisdiction of Incorporation or organization)

                  N/A                                13-3521640
                       (I.R.S. Employer Identification No.)

        AIRPLANES LIMITED                            AIRPLANES U.S. TRUST
        22 GRENVILLE STREET                          1100 NORTH MARKET STREET
        ST. HELIER                                   RODNEY SQUARE NORTH
        JERSEY, JE4 8PX                              WILMINGTON, DELAWARE
        CHANNEL ISLANDS                              19890-0001
             (Address of principal executive offices and Zip Code)

                          AIRPLANES PASS THROUGH TRUST
                      (Title of the indenture securities)